Putnam
Global
Income
Trust


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report further progress in Putnam's reforms on behalf of shareholders. The most significant news is the settlement that has been reached with the Securities and Exchange Commission and with regulatory authorities in the Commonwealth of Massachusetts regarding market timing in Putnam funds. Putnam President and Chief Executive Officer Ed Haldeman has sent a letter to all shareholders describing the terms of the settlement. Putnam Investment Management, LLC will pay $55 million to the SEC and $55 million to the Commonwealth of Massachusetts. Most of the amount to be paid is earmarked for restitution to fund shareholders. An independent consultant will determine the final amount, as well as the method and timing of distribution, of the restitution payments.

Over the past several months, Putnam has also introduced a number of voluntary reforms. We would like to call your attention to two of them. Expense comparisons and risk comparisons can be found following the Performance Summary of this report. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees. Also, you can compare these expenses with the average expenses of funds in the same Lipper peer group. The risk comparison shows the fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk information will provide valuable tools for you and your financial advisor.

We are pleased to report that Putnam Global Income Trust generated solid positive returns at net asset value for the six months ended April 30, 2004, and outperformed at net asset value both its benchmark index and its Lipper peer group average for the period. The details are shown on the facing page. Going forward, your fund's management team intends to take advantage of opportunities to increase the fund's level of income in an environment of rising interest rates, while maintaining what the team believes to be a prudent level of risk.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 16, 2004


Report from Fund Management

Fund highlights

 * Putnam Global Income Trust's class A shares returned 3.81% at net asset value (NAV) and -1.11% at maximum public offering price (POP) for the six months ended April 30, 2004.

 * Based on results at NAV, the fund outpaced its benchmark, the Lehman Global Aggregate Bond Index, which returned 2.81% during the same period. We attribute this to the combined success of the fund's primary strategies.

 * For the same reason, the fund's performance at NAV also exceeded the 2.70% average for its Lipper category, Global Income Funds.

 * The fund's monthly dividend for class A shares was reduced to $0.026 in April 2004. See page 5 for more information.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

After a three-year bull run, the momentum of global bond markets slowed somewhat during the first six months of your fund's 2004 fiscal year. Investors' concerns about inflation and potential erosion of bond prices were renewed amid gathering evidence of a sustained rebound in economic growth, especially in Asia and the United States. Nevertheless, bond markets provided register positive returns at net asset value for the period.

FUND PROFILE

Putnam Global Income Trust seeks high current income, consistent with preservation of capital and long-term total return, by investing primarily in investment-grade bonds issued by U.S. and foreign corporations, governments, and government agencies. The fund may invest up to 20% of its assets in bonds rated below investment grade. The fund may be suitable for fixed-income investors seeking broad diversification.

In this environment, Putnam Global Income Trust at net asset value outpaced both its benchmark and its Lipper peer group as all its primary strategies made positive contributions to relative performance. Currency positions and selection among asset-backed securities were especially key to the period's favorable results. Another plus was the fund's broad diversification across markets and market sectors, which helped it weather considerable volatility over the period.


Market overview

Global bond markets delivered moderately positive overall returns for the six months ended April 30, 2004. In the period's initial months, yields rose and the gap between shorter-term and longer-term interest rates narrowed in most major markets on signs of a revival in economic activity. Faster economic growth in the United Kingdom and Australia led their central banks to increase interest rates in what appeared to be the beginnings of a global tightening (that is, rising-rate) cycle. In the United States and Europe, however, benign inflation readings, excess capacity, and steadily accommodative central-bank policies tempered upward pressure on yields.

By early 2004, however, disappointing payroll growth, muted inflation, and renewed global terrorist activity caused investors to lose confidence in the U.S. economic recovery. Bond yields declined -- and bond prices consequently rose -- in most markets with the exception of Japan. In Europe, concerns over softening growth led to renewed calls for interest-rate cuts from the European Central Bank (ECB). Toward the end of the period, strong U.S. and Asian data and nascent signs of inflation reversed this trend, sparking a steep climb in yields -- and a corresponding decline in prices -- across many markets.

Central-bank policies during the period varied in response to differing national and regional economic conditions. For example, U.S. bonds generally underperformed international bonds, based on expectations that robust growth and inflationary pressures in the U.S. economy would eventually cause interest rates to rise and bond prices to fall. In terms of market segments, the credit sectors -- that is, bonds with higher yields and lower-quality profiles than government bonds -- surprised many investors with continued outperformance.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)                2.81%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         1.25%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             0.84%
-------------------------------------------------------------------------------
Citigroup Non-U.S. World Government Bond Index
(international government bonds)                                        3.68%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.27%
-------------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Primary Markets Growth Index
(international growth stocks)                                          11.03%
-------------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Primary Markets Value Index
(international value stocks)                                           12.72%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/04.
-------------------------------------------------------------------------------

Strategy overview

Our key strategies continued to be successful throughout the semiannual period. The strongest drivers of performance were security selection, especially among asset-backed securities, and currency strategies, notably the fund's overweights to the Australian dollar, British pound, and Japanese yen. These currencies strengthened versus the U.S. dollar over the period.

The fund's duration (a measure of sensitivity to interest-rate movements) also added value by being shorter -- i.e., more defensive -- than the benchmark at times during the period when rates were rising. Market selection, particularly the fund's underweight to the lagging Japanese and U.S. markets and above-benchmark weightings to New Zealand, Australia, Canada, and select European markets, was another strength.

In terms of sector weights, the fund's allocations to mortgage-backed and asset-backed securities, primarily from U.S. issuers but also U.K. residential mortgages and select opportunities in Continental Europe, proved beneficial as returns from these instruments typically exceeded those from government bonds.

These positives more than offset the negative effects of a short duration profile in times when rates were falling (which held back the fund's upside potential under such conditions), and exposure in the short end of the U.K. market when the Bank of England began to tighten monetary policy (which resulted in a greater-than-benchmark decline in the prices of the fund's U.K. holdings).


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                                 as of 10/31/03     as of 4/30/04

United States                        49.8%            38.2%

Germany                               6.5%            12.8%

United Kingdom                       10.4%             7.5%

Ireland                               6.1%             6.9%

Canada                                9.7%             6.3%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The fund continued its recent pattern of outpacing its benchmark and Lipper peer group at net asset value due to the success of several aspects of portfolio management, including its long-term strategy of broad diversification.

In terms of market allocations, a long-standing underweight to Japan, the period's worst-performing major market, and an overweight to Continental Europe, where many of the best-performing markets were concentrated, were both advantageous. Shifting yield differentials -- for example, German government yields started the period higher than U.S. Treasuries, but ended at a lower level -- rewarded our above-index weighting to European securities. An allocation to European high-yield bonds, which we held through year-end 2003, also added value as this market segment posted strong results.

Within U.S. holdings, an overweight to mortgage-backed securities (MBSs) and asset-backed securities (ABSs) helped returns as both sectors outpaced comparable-duration Treasuries. Highly successful security selection within the ABS sector further supported returns. The fund's holdings of home-equity ABSs performed exceptionally well in January and February. Exposure to investment-grade corporate bonds and a bias in favor of lower-rated corporate securities within investment-grade holdings were similarly beneficial, as both the sector and the lower-quality tiers within it outperformed.

[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS AS OF 4/30/04]

SECTOR WEIGHTINGS AS OF 4/30/04

Government
bonds                     39.8%

Mortgage-backed
securities                26.4%

Investment-grade
bonds                     18.8%

Asset-backed
securities                 8.8%

Cash and
other securities           5.8%

High-yield
bonds                      0.4%

Weightings are shown as a percentage of market value. Holdings will vary over time.


Over the period, the duration of the fund shifted between modestly short (i.e., defensive) and neutral relative to the benchmark, depending on the portfolio team's day-by-day sense of the overall direction of interest rates. (The shorter a portfolio's duration, the less it is affected by interest-rate movements.) Making duration decisions was especially challenging during the period as interest-rate trends diverged among major markets: U.S. and Japanese yields rose, while European rates declined. An overweight in shorter-term U.K securities at a time when the Bank of England unexpectedly tightened detracted from returns. Nevertheless, the fund's duration positioning was a net positive contributor for the period.

Currency strategies were another significant source of outperformance. Our long-term underweight to the U.S. dollar proved favorable, as this currency declined over much of the period. Conversely, overweights to the Australian dollar, the British pound, and the Japanese yen, which all strengthened versus the U.S. dollar, benefited returns. The positive effects of these positions were marginally offset by an underweight to the euro, which rallied against the dollar in the first half of the period.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Over the past year, yields on fixed-income investments have continued to decrease and the difference in yields between higher- and lower-quality bonds has narrowed. The fund's management has used this opportunity to increase the fund's focus on higher-quality and shorter-term offerings; however, the fund's earnings have declined as a result. The dividend for class A shares was reduced from $0.032 to $0.026 per share in April. Other share classes had similar reductions.

The fund's management team

The fund is managed by the Putnam Core Fixed-Income Team. The members of the team are Kevin Cronin (Portfolio Leader), D. William Kohli (Portfolio Member), Carl Bell, Rob Bloemker, Andrea Burke, Steve Horner, Michael Salm, John Van Tassel, and David Waldman.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As the world economy begins to transition from an environment of generally stable and low interest rates to one in which global interest-rate movements may become both more frequent and more divergent across countries, broad diversification in terms of both markets and market sectors becomes more important than ever. We intend to maintain the fund's diverse mix of securities in order to best position it amid a changing financial backdrop.

Among markets, currently the fund is underweighting the United States, is neutrally weighted in the United Kingdom, and has overweighted Continental Europe, Australia, New Zealand, and Canada, all relative to the benchmark index. However, we have been reducing the underweight to the U.S. as rates in that market have moved higher and the U.S. yield differential versus other markets has narrowed. We retain a substantial overweight to European governments based on our belief that low consumption and dormant inflation in the region will keep near-term rates relatively stable. We are steering clear of Japanese bonds, which continue to carry unattractive valuations and yields.

Among sectors, we are systematically reducing overweights to U.S. and European corporates given prevailing valuations. We maintain a small exposure to corporate high-yield issues, as we see few likely negative catalysts for that market in the near future. We believe the fundamentals for high-yield bonds remain positive, while valuation and technical factors are neutral.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-markets securities, including illiquidity and volatility. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended April 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 4/30/04
--------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M            Class R
(inception dates)              (6/1/87)              (2/1/94)             (7/26/99)             (3/17/95)          (12/1/03)
--------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP          NAV
--------------------------------------------------------------------------------------------------------------------------------
6 months                   3.81%     -1.11%      3.42%     -1.39%      3.40%      2.44%      3.69%      0.34%        3.64%
--------------------------------------------------------------------------------------------------------------------------------
1 year                     8.66       3.52       7.75       2.81       7.75       6.76       8.40       4.89         8.29
--------------------------------------------------------------------------------------------------------------------------------
5 years                   29.25      23.15      24.57      22.65      24.49      24.49      27.71      23.62        27.54
Annual average             5.27       4.25       4.49       4.17       4.48       4.48       5.01       4.33         4.99
--------------------------------------------------------------------------------------------------------------------------------
10 years                  62.95      55.23      51.30      51.30      51.17      51.17      58.81      53.70        58.76
Annual average             5.00       4.50       4.23       4.23       4.22       4.22       4.73       4.39         4.73
--------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.67       7.37       6.83       6.83       6.86       6.86       7.36       7.15         7.40
--------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee will be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

-------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/04
-------------------------------------------------------------------------
                            Lehman Global      Lipper Global
                            Aggregate          Income Funds
                            Bond Index*        category average+
-------------------------------------------------------------------------
6 months                      2.81%                2.70%
-------------------------------------------------------------------------
1 year                        6.32                 6.20
-------------------------------------------------------------------------
5 years                      32.45                30.94
Annual average                5.78                 5.49
-------------------------------------------------------------------------
10 years                     93.10                89.96
Annual average                6.80                 6.54
-------------------------------------------------------------------------
Annual average
(life of fund)                  --                 7.44
-------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * The benchmark was not in existence at the time of the fund's inception. The Lehman Global Aggregate Bond Index commenced 12/31/89.

 + Over the 6-month and 1-, 5-, and 10-year periods ended 4/30/04, there were 93, 92, 62, and 32 funds, respectively, in this Lipper category.


-----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/04
-----------------------------------------------------------------------------------------------------
                                   Class A      Class B    Class C       Class M        Class R
-----------------------------------------------------------------------------------------------------
Distributions (number)                6            6          6             6               5
-----------------------------------------------------------------------------------------------------
Income                             $0.968        $0.919    $0.917         $0.951         $0.925
-----------------------------------------------------------------------------------------------------
Capital gains                        --            --         --            --              --
-----------------------------------------------------------------------------------------------------
Total                              $0.968        $0.919    $0.917         $0.951         $0.925
-----------------------------------------------------------------------------------------------------
Share value:                   NAV       POP       NAV       NAV       NAV       POP       NAV
-----------------------------------------------------------------------------------------------------
10/31/03                     $12.65    $13.28    $12.61    $12.62    $12.58    $13.00       --
-----------------------------------------------------------------------------------------------------
12/1/03*                        --        --        --        --        --        --     $12.81
-----------------------------------------------------------------------------------------------------
4/30/04                       12.17     12.74+    12.13     12.14     12.10     12.51     12.16
-----------------------------------------------------------------------------------------------------
Current return
(end of period)
-----------------------------------------------------------------------------------------------------
Current dividend rate 1       2.56%     2.45%     1.78%     1.58%     2.28%     2.21%     2.27%
-----------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                   2.53      2.42      1.78      1.77      2.28      2.21      2.24
-----------------------------------------------------------------------------------------------------

* Inception date of class R shares.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which returns would have been lower. Based only on investment income, calculated using SEC guidelines.


----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M           Class R
(inception dates)              (6/1/87)              (2/1/94)             (7/26/99)             (3/17/95)         (12/1/03)
----------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP         NAV
----------------------------------------------------------------------------------------------------------------------------
6 months                   7.61%      2.52%      7.22%      2.23%      7.13%      6.13%      7.51%      4.05%        7.54%
----------------------------------------------------------------------------------------------------------------------------
1 year                    14.65       9.25      13.82       8.82      13.82      12.82      14.43      10.67        14.38
----------------------------------------------------------------------------------------------------------------------------
5 years                   34.96      28.58      30.08      28.09      30.01      30.01      33.39      29.09        33.31
Annual average             6.18       5.16       5.40       5.08       5.39       5.39       5.93       5.24         5.92
----------------------------------------------------------------------------------------------------------------------------
10 years                  67.54      59.61      55.47      55.47      55.43      55.43      63.25      57.96        63.45
Annual average             5.30       4.79       4.51       4.51       4.51       4.51       5.02       4.68         5.04
----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.95       7.64       7.10       7.10       7.14       7.14       7.63       7.42         7.67
----------------------------------------------------------------------------------------------------------------------------


Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Income Trust from October 31, 2003, to April 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 4/30/04
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                      $7        $10        $10         $8         $8
-----------------------------------------------------------------------------
Ending value (after
expenses)                $1,038     $1,034     $1,034     $1,037     $1,036
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2004, use the calculation method below. To find the value of your investment on October 31, 2003, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 10/31/2003 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                  Total
Value of your                                   Expenses paid     expenses
investment on 10/31/03  [DIV]     $1,000   x    per $1,000     =  paid
-----------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                 [DIV]     $1,000   X   $7 (see table above) = $70
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 4/30/04
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                      $7        $10        $10         $8         $8
-----------------------------------------------------------------------------
Ending value (after
expenses)                $1,018     $1,015     $1,015     $1,017     $1,017
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-------------------------------------------------------------------------------
                              Class A    Class B   Class C   Class M   Class R
-------------------------------------------------------------------------------
Your fund's annualized
expense ratio                  1.32%     2.07%     2.07%      1.57%     1.57%
-------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group +  1.27%     2.02%     2.02%      1.52%     1.52%
-------------------------------------------------------------------------------

+ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 3/31/04. For class B, C, M, and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   0.35

Taxable bond
fund average       0.32

0%   Increasing Risk   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares (since reduced to 4.50%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of government bonds from 10 countries.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

S&P/Citigroup World Ex-U.S. Primary Markets Growth Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the United States chosen for their growth orientation.

S&P/Citigroup World Ex-U.S. Primary Markets Value Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the United States chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
April 30, 2004 (Unaudited)

Foreign government bonds and notes (39.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
AUD  7,263,000 Australia (Government of) bonds
               5 3/4s, 2011                                          $5,201,935
EUR  3,000,000 Austria (Republic of) notes
               Ser. EMTN, 3.8s, 2013                                  3,484,585
CHF  2,900,000 Austria (Republic of) notes
               Ser. EMTN, 3 3/8s, 2012                                2,378,828
CAD  6,557,000 Canada Housing Trust govt. guaranty
               5.1s, 2007 (Canada)                                    5,021,438
DKK  9,640,000 Denmark (Kingdom of) bonds 6s, 2009                    1,727,047
USD  1,000,000 Export Development Canada government
               bonds 4s, 2007 (Canada)                                1,022,500
EUR  4,036,000 France (Government of) bonds 5 3/4s,
               2032                                                   5,457,211
EUR  7,110,000 Germany (Federal Republic of) bonds
               Ser. 97, 6s, 2007                                      9,225,884
EUR  6,930,000 Germany (Federal Republic of) bonds
               4 3/4s, 2008                                           8,797,103
CHF  1,900,000 Italy (Republic of) unsub. notes
               Ser. 11, Tranche 1, 3 1/8s, 2010                       1,528,500
NZD  3,444,000 New Zealand (Government of) bonds
               6s, 2011                                               2,131,998
NZD  2,130,000 New Zealand (Government of) bonds
               8s, 2006                                               1,400,481
NZD  6,085,000 Ontario (Province of) unsub. 5 3/4s,
               2008 (Canada)                                          3,732,656
EUR  2,693,000 Portugal Obrigacoes do Tesouro OT
               notes 4 3/8s, 2014                                     3,244,885
USD    500,000 Quebec (Province of) notes 5s, 2009
               (Canada)                                                 519,570
SEK  3,585,000 Sweden (Government of) bonds 6 3/4s,
               2014                                                     547,459
SEK  7,760,000 Sweden (Government of) bonds Ser.
               3101, 4s, 2008                                         1,255,980
GBP  4,638,000 United Kingdom treasury bonds
               7 1/2s, 2006                                           8,779,228
GBP    425,000 United Kingdom treasury bonds
               2 1/2s, 2009                                           1,785,679
                                                                 --------------
               Total Foreign government bonds and
               notes (cost $63,300,383)                             $67,242,967

Corporate bonds and notes (21.4%) (a)
Principal amount                                                          Value

Basic Materials (0.2%)
-------------------------------------------------------------------------------
USD    185,000 Abitibi-Consolidated, Inc. company
               guaranty 6.95s, 2006 (Canada)                           $191,864
USD     95,000 Avery Dennison Corp. notes 4 7/8s,
               2013                                                      94,032
                                                                 --------------
                                                                        285,896

Capital Goods (0.1%)
-------------------------------------------------------------------------------
USD    185,000 Waste Management, Inc. company
               guaranty 6 3/8s, 2012                                    198,642

Communication Services (0.9%)
-------------------------------------------------------------------------------
USD    100,000 Ameritech Capital Funding company
               guaranty 6 1/4s, 2009                                    107,711
USD    125,000 AT&T Corp. sr. notes 8.05s, 2011                         137,158
USD     60,000 AT&T Wireless Services, Inc. sr.
               notes 8 3/4s, 2031                                        73,196
USD    115,000 AT&T Wireless Services, Inc. sr.
               notes 7 7/8s, 2011                                       132,459
USD    145,000 British Telecommunications PLC bonds
               8 7/8s, 2030 (United Kingdom)                            183,429
USD    135,000 British Telecommunications PLC notes
               8 3/8s, 2010 (United Kingdom)                            159,199
USD    180,000 Cingular Wireless, LLC sr. notes
               5 5/8s, 2006                                             190,576
USD    100,000 France Telecom notes 9 1/2s, 2031
               (France)                                                 128,245
USD     40,000 Koninklijke (Royal) KPN NV sr.
               unsub. notes 8s, 2010 (Netherlands)                       46,787
USD    130,000 Sprint Capital Corp. company
               guaranty 8 3/4s, 2032                                    155,287
USD    150,000 Telefonica Europe BV company
               guaranty 7 3/4s, 2010 (Netherlands)                      173,980
USD     80,000 Vodafone Group PLC notes 7 7/8s,
               2030 (United Kingdom)                                     95,574
                                                                 --------------
                                                                      1,583,601

Conglomerates (0.1%)
-------------------------------------------------------------------------------
USD     90,000 Tyco International Group SA company
               guaranty 6 3/4s, 2011  (Luxembourg)                       97,059

Consumer Cyclicals (0.7%)
-------------------------------------------------------------------------------
USD    170,000 DaimlerChrysler NA Holding Corp.
               company guaranty 7.2s, 2009                              186,956
USD    105,000 DaimlerChrysler NA Holding Corp.
               company guaranty Ser. D, 3.4s, 2004                      106,027
EUR      6,050 Derby Cycle Corp. (The) sr. notes
               9 3/8s, 2008                                                   1
USD    165,000 Federated Department Stores, Inc.
               sr. notes 8 1/2s, 2010                                   198,168
USD    165,000 Ford Motor Co. debs. 9.98s, 2047                         199,625
USD    360,000 Ford Motor Credit Corp. notes
               7 7/8s, 2010                                             395,502
USD    160,000 International Game Technology sr.
               notes 8 3/8s, 2009                                       187,351
                                                                 --------------
                                                                      1,273,630

Consumer Staples (1.5%)
-------------------------------------------------------------------------------
USD    340,000 AT&T Broadband Corp. company
               guaranty 8 3/8s, 2013                                    405,664
USD    340,000 Comcast Corp. company guaranty
               5.85s, 2010                                              357,068
USD    280,000 Cox Enterprises, Inc. 144A notes 8s,
               2007                                                     313,481
USD     76,315 CVS Corp. 144A pass-through
               certificates 6.117s, 2013                                 79,528
USD    230,000 Echostar DBS Corp. 144A sr. notes
               5 3/4s, 2008                                             230,575
USD    105,000 Johnson (SC) & Son, Inc. 144A bonds
               5 3/4s, 2033                                              98,683
USD    185,000 Liberty Media Corp. debs. 8 1/2s,
               2029                                                     217,557
USD    120,000 Miller Brewing Co. 144A notes
               5 1/2s, 2013                                             121,562
USD    250,000 News America Holdings, Inc. company
               guaranty 9 1/4s, 2013                                    317,352
USD     40,000 News America, Inc. company guaranty
               4 3/4s, 2010                                              40,121
USD    190,000 Rogers Cable, Inc. sec. notes
               6 1/4s, 2013 (Canada)                                    182,959
USD    145,000 Time Warner, Inc. notes 8.18s, 2007                      164,181
USD     55,000 Tyson Foods, Inc. notes 7 1/4s, 2006                      59,519
USD     45,000 Yum! Brands, Inc. sr. notes 8 7/8s,
               2011                                                      54,857
                                                                 --------------
                                                                      2,643,107

Financial (12.6%)
-------------------------------------------------------------------------------
USD    170,000 American General Corp. notes 7 1/2s,
               2010                                                     197,195
USD    120,000 AXA Financial, Inc. sr. notes
               7 3/4s, 2010                                             138,980
EUR  4,500,000 Bank Nederlandse Gemeenten notes
               4 5/8s, 2012 (Netherlands)                             5,566,763
USD     35,000 Bank of New York Co., Inc. (The) sr.
               sub. notes FRN 3.4s, 2013                                 33,908
EUR  1,500,000 Bayerische Landesbank bonds Ser. 5,
               5 1/4s, 2009 (Germany)                                 1,938,298
USD     95,000 CIT Group, Inc. sr. notes 7 3/4s,
               2012                                                     109,876
USD    270,000 CIT Group, Inc. sr. notes Ser. MTN,
               6 7/8s, 2009                                             298,927
EUR  9,300,000 Depfa ACS Bank sr. sec. public loan
               notes 3 1/4s, 2008 (Ireland)                          11,125,610
USD    325,000 First Chicago NBD Corp. sub. notes
               6 3/8s, 2009                                             360,719
USD    185,000 General Electric Capital Corp.
               company guaranty 7 7/8s, 2006                            207,741
USD     50,000 General Electric Capital Corp. notes
               Ser. A, 6 3/4s, 2032                                      53,830
USD     95,000 Goldman Sachs Group, Inc. (The)
               notes 4 3/4s, 2013                                        90,503
USD    125,000 Household Finance Corp. notes
               6 3/8s, 2012                                             134,778
USD    175,000 John Hancock Financial Services,
               Inc. sr. notes 5 5/8s, 2008                              186,079
USD    255,000 JPMorgan Chase & Co. sub. notes
               5 3/4s, 2013                                             264,040
USD    475,000 Lehman Brothers Holdings, Inc. notes
               4s, 2008                                                 479,493
USD     90,000 National Westminster Bank sub. notes
               7 3/8s, 2009 (United Kingdom)                            103,852
USD     35,000 Nationwide Financial Services, Inc.
               notes 5 5/8s, 2015                                        35,698
USD    115,000 Principal Life Global Funding I 144A
               sec. notes 5 1/4s, 2013                                  115,539
USD     40,000 Travelers Property Casualty Corp.
               sr. notes 3 3/4s, 2008                                    39,915
                                                                 --------------
                                                                     21,481,744

Government (3.7%)
-------------------------------------------------------------------------------
CHF    700,000 European Investment Bank
               supranational bank bonds 3 1/2s,
               2014 (Supra-Nation)                                      575,280
NZD  2,870,000 International Finance Corp. notes
               Ser. EMTN, 6 3/4s,
               2009 (Supra-Nation)                                    1,828,709
EUR  1,500,000 Norddeutsche Landesbank Girozentrale
               bonds Ser. 7, 5 3/4s,  2010
               (Germany)                                              1,994,936
CHF  2,375,000 Oester Postspark Bawag foreign
               government guaranty Ser. EMTN,
               3 1/4s, 2011 (Austria)                                 1,926,196
                                                                 --------------
                                                                      6,325,121

Health Care (0.1%)
-------------------------------------------------------------------------------
USD     15,000 American Home Products Corp. notes
               6.95s, 2011                                               16,579
USD     75,000 Bayer Corp. 144A FRB 6.2s, 2008                           80,645
                                                                 --------------
                                                                         97,224

Technology (0.2%)
-------------------------------------------------------------------------------
USD     50,000 Fiserv, Inc. notes 4s, 2008                               49,676
USD    170,000 IBM Canada Credit 144A company
               guaranty 3 3/4s, 2007 (Canada)                           169,160
USD     75,000 Motorola, Inc. notes 7 5/8s, 2010                         84,815
                                                                 --------------
                                                                        303,651

Transportation (0.2%)
-------------------------------------------------------------------------------
USD    100,000 Delta Air Lines, Inc. pass-through
               certificates Ser. 02-1,  6.417s,
               2012                                                     103,250
USD    295,000 Union Pacific Corp. notes 6 5/8s,
               2008                                                     323,257
                                                                 --------------
                                                                        426,507

Utilities & Power (1.1%)
-------------------------------------------------------------------------------
USD     40,000 AEP Texas Central Co. sr. notes
               Ser. D, 5 1/2s, 2013                                      40,465
USD     50,000 CenterPoint Energy Resources Corp.
               debs. 8.9s, 2006                                          55,824
USD    310,000 Consumers Energy Co. 1st mtge.
               Ser. B, 5 3/8s, 2013                                     305,112
USD     90,000 Duke Capital Corp. sr. notes Ser. A,
               6 1/4s, 2005                                              93,832
USD    120,000 Duke Energy Field Services, LLC
               notes 7 7/8s, 2010                                       138,722
USD     70,000 Exelon Generation Co., LLC sr. notes
               6.95s, 2011                                               77,987
USD     80,000 KeySpan Corp. notes 7 5/8s, 2010                          93,159
USD     40,000 National Fuel Gas Co. notes 5 1/4s,
               2013                                                      40,287
USD     50,000 National Rural Utilities Cooperative
               Finance Corp. coll. trust 3 7/8s,
               2008                                                      50,279
USD     85,000 Northern States Power Co. mtge.
               Ser. B, 8s, 2012                                         102,219
USD     40,000 Panhandle Eastern Pipe Line sr.
               notes 4.8s, 2008                                          40,625
USD     50,000 PP&L Capital Funding, Inc. company
               guaranty Ser. D, 8 3/8s, 2007                             56,446
USD     50,000 Progress Energy, Inc. sr. notes
               6 3/4s, 2006                                              53,418
USD    150,000 Public Services Co. of Colorado sr.
               notes Ser. A, 6 7/8s, 2009                               166,850
EUR    505,000 Veolia Environnement sr. unsub.
               Ser. EMTN, 5 3/8s, 2018 (France)                         607,926
USD     34,492 York Power Funding 144A notes 12s,
               2007 (Cayman Islands)                                          3
                                                                 --------------
                                                                      1,923,154
                                                                 --------------
               Total Corporate bonds and notes
               (cost $33,548,937)                                   $36,639,336

U.S. government agency mortgage obligations (18.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               Federal National Mortgage
               Association  Pass-Through
               Certificates
      $101,947 7s, November 1, 2033                                    $107,777
       711,362 6 1/2s, with due dates from
               September 1, 2032 to October 1, 2033                     740,542
     1,100,000 6s, TBA, May 1, 2034                                   1,125,093
    14,095,000 5 1/2s, TBA, May 1, 2034                              14,059,763
     4,365,000 5s, TBA, May 1, 2034                                   4,228,594
     3,834,000 5s, TBA, May 1, 2019                                   3,855,566
     4,165,000 4 1/2s, TBA, June 1, 2034                              3,892,976
     1,100,000 4 1/2s, TBA, May 1, 2034                               1,032,282
     2,500,000 4 1/2s, TBA, May 1, 2019                               2,460,155
                                                                 --------------
               Total U.S. government agency mortgage
               obligations (cost $31,876,969)                       $31,502,748

U.S. treasury obligations (2.0%) (a) (cost $3,516,509)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $2,996,000 U.S. Treasury Bonds 6 1/4s, May 15,
               2030                                                  $3,366,872

Asset-backed securities (6.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               ABSC NIMS Trust 144A
      $109,400 Ser. 03-HE5, Class A, 7s, 2033                          $109,947
        67,690 Ser. 03-HE7, Class A, 7s, 2033                            68,029
               Aegis Asset Backed Securities Trust
               144A
       128,251 Ser. 04-1N, Class Note, 5s, 2034                         128,251
        86,420 Ser. 04-2N, Class N1, 4 1/2s, 2034                        86,420
               Amortizing Residential Collateral
               Trust
       689,273 Ser. 02-BC1, Class A, Interest Only
               (IO), 6s, 2005                                            23,284
     1,478,182 Ser. 02-BC3, Class A, IO, 6s, 2005                        27,972
     1,036,364 Ser. 02-BC4, Class A, IO, 6s, 2004                         9,466
       925,455 Ser. 02-BC6, Class A, IO, 6s, 2004                        17,631
        30,771 AQ Finance NIM Trust Ser. 03-N1,
               Class Note, 9.37s, 2033                                   30,703
               AQ Finance NIM Trust 144A
       100,642 Ser. 03-N2, Class Note, 9.3s, 2033                       101,396
        58,241 Ser. 03-N9A, Class Note, 7.385s,
               2033                                                      58,605
       161,174 Argent NIM Trust Ser. 03-N8, Class
               A, 5.56s, 2034                                           161,174
               Argent NIM Trust 144A
        73,004 Ser. 03-N7, Class 2A1, 5.68s, 2034                        72,996
       173,000 Ser. 04-WN4, Class A, 4.459s, 2034                       172,527
       100,791 Asset Backed Funding Corp. NIM Trust
               144A Ser. 03-WF1, Class N1, 8.35s,
               2032                                                     100,791
               Bayview Financial Acquisition Trust
       102,498 Ser. 02-CA, Class A, IO, 5.1s, 2004                        2,434
     7,846,184 Ser. 03-X, Class A, IO, 1.36s, 2006                      112,789
       250,000 Capital One Multi-Asset Execution
               Trust FRB Ser. 02-C1, Class
               C1, 3.85s, 2010                                          262,734
               CARSSX Finance, Ltd. 144A FRN Ser.
               04-A
       300,000 Class B3, 4.7s, 2011                                     300,000
       660,000 Class B4, 6.7s, 2011                                     660,000
       676,546 CDC Mortgage Capital Trust Ser.
               02-HE2, Class A, IO, 5 1/4s, 2005                         34,092
               Chase Funding Net Interest Margin
               144A
         9,276 Ser. 03-1A, Class Note, 8 3/4s, 2004                       9,276
        60,257 Ser. 03-2A, Class Note, 8 3/4s, 2035                      60,559
               Conseco Finance
       619,667 Ser. 02-C, Class AFIO, IO, 7 1/2s,
               2032                                                      44,206
       368,839 Ser. 02-C, Class AVIO, IO, 7 1/2s,
               2032                                                      25,801
               Conseco Finance Securitizations Corp.
       423,000 Ser. 00-2, Class A4, 8.48s, 2021                         437,101
       449,000 Ser. 01-1, Class A5, 6.99s, 2032                         407,554
       502,201 Ser. 02-2, Class A, IO, 8 1/2s, 2010                     148,707
               Countrywide Asset Backed
               Certificates 144A
       134,271 Ser. 03-5NF, Class NF, 6 3/4s, 2034                      135,425
       121,000 Ser. 04-BC1N, Class Note, 5 1/2s,
               2035                                                     120,584
        43,792 Fremont NIM Trust 144A Ser. 04-A,
               Class Note, 4 3/4s, 2034                                  43,748
               Granite Mortgages PLC FRB
GBP    340,000 Ser. 03-2, Class 3C, 5.578s, 2043
               (United Kingdom)                                         619,648
      $100,000 Ser. 02-1, Class 1C, 2.45s, 2042
               (United Kingdom)                                         101,703
        70,000 Ser. 02-2, Class 1C, 2.4s, 2043
               (United Kingdom)                                          71,282
EUR    455,000 Ser. 03-2, Class 2C1, 4 5/8s, 2043
               (United Kingdom)                                         557,680
    $1,275,000 Green Tree Financial Corp. Ser.
               99-5, Class A5, 7.86s, 2030                            1,114,389
       408,956 Greenpoint Manufactured Housing Ser.
               00-3, Class IA, 8.45s, 2031                              350,459
       149,000 GS Auto Loan Trust 144A Ser. 04-1,
               Class D, 5s, 2011                                        146,742
               GSAMP Trust 144A
        49,517 Ser. 03-HE1N, Class Note, 7 1/4s,
               2033                                                      49,467
        87,368 Ser. 04-FM1N, Class Note, 5 1/4s,
               2033                                                      87,368
               Holmes Financing PLC FRB
        80,000 Ser. 5, Class 2C, 2.59s, 2005
               (United Kingdom)                                          80,575
        50,000 Ser. 4, Class 3C, 2.44s, 2040
               (United Kingdom)                                          50,716
        57,000 Ser. 8, Class 2C, 1.834s, 2040
               (United Kingdom)                                          57,000
         1,704 Home Equity Asset Trust Ser. 02-1N,
               Class A, 8s, 2032                                          1,704
               Home Equity Asset Trust 144A
       121,439 Ser. 02-5N, Class A, 8s, 2033                            121,439
        48,172 Ser. 03-3N, Class A, 8s, 2033                             48,413
        71,324 Ser. 03-4N, Class A, 8s, 2033                             71,681
       173,000 Ser. 03-7N, Class A, 5 1/4s, 2034                        172,568
       300,000 LNR CDO, Ltd. FRB Ser. 02-1A, Class
               FFL, 3.85s, 2037 (Cayman Islands)                        292,440
               Long Beach Asset Holdings Corp. NIM
               Trust 144A
        88,245 Ser. 03-2, Class N1, 7.627s, 2033                         88,369
        45,645 Ser. 03-4, Class N1, 6.535s, 2033                         45,645
     2,227,500 Long Beach Mortgage Loan Trust Ser.
               03-1, Class S2, IO, 3 3/4s, 2004                          36,261
        33,039 Merrill Lynch Mortgage Investors,
               Inc. Ser. 03-WM3N, Class N1,  8s,
               2005                                                      33,414
               Merrill Lynch Mortgage Investors,
               Inc. 144A
       111,753 Ser. 03-OP1N, Class N1, 7 1/4s, 2034                     111,822
        86,370 Ser. 04-WMC2, Class N1, 4 1/2s, 2034                      86,136
        89,165 Morgan Stanley ABS Capital I 144A
               Ser. 04-NC2N, Class Note,  6 1/4s,
               2033                                                      89,611
               Morgan Stanley Dean Witter Capital I
               FRN
       111,000 Ser. 01-NC3, Class B1, 3.55s, 2031                       110,631
       109,000 Ser. 01-NC4, Class B1, 3.6s, 2032                        108,648
       286,896 Neon Capital, Ltd. 144A limited
               recourse secured notes Ser.
               96, 1.458s, 2013 (e)                                     267,034
       130,810 New Century Mortgage Corp. NIM Trust
               144A Ser. 03-B, Class Note, 6 1/2s,
               2033                                                     131,464
               Oakwood Mortgage Investors, Inc.
       101,989 Ser. 01-C, Class A2, 5.92s, 2017                          69,521
       185,483 Ser. 02-A, Class A2, 5.01s, 2020                         161,186
       521,084 Ser. 02-C, Class A1, 5.41s, 2032                         464,172
               Option One Mortgage Securities Corp.
               NIM Trust 144A
        33,608 Ser. 03-5, Class Note, 6.9s, 2033                         33,776
        30,732 Ser. 03-2B, Class N1, 7.63s, 2033
               (Cayman Islands)                                          30,704
       105,482 Pass-Through Amortizing Credit Card
               Trust Ser. 02-1A, Class A3FL, 4.1s,
               2012                                                     105,837
               Permanent Financing PLC FRB
        70,000 Ser. 3, Class 3C, 2.26s, 2042
               (United Kingdom)                                          71,203
       177,000 Ser. 4, Class 3C, 1.909s, 2042
               (United Kingdom)                                         177,354
     2,014,815 Residential Asset Mortgage Products,
               Inc. Ser. 02-RZ3, Class A,
               IO, 5 3/4s, 2005                                          66,426
       388,387 Residential Asset Securities Corp.
               Ser. 02-KS6, Class A, IO, 4 1/2s,
               2005                                                      10,609
               SAIL Net Interest Margin Notes 144A
        73,759 Ser. 03-12A, Class A, 7.35s, 2033                         73,737
       148,378 Ser. 03-13A, Class A, 6 3/4s, 2033                       148,188
        49,171 Ser. 03-8A, Class A, 7s, 2033                             48,924
       116,889 Ser. 03-BC2A, Class A, 7 3/4s, 2033                      116,549
               Sasco Arc Net Interest Margin Notes
               144A
        79,315 Ser. 03-3, Class A, 7 3/4s, 2033                          78,917
       114,681 Ser. 03-5, Class A, 7.35s, 2033
               (Cayman Islands)                                         114,648
       139,729 Ser. 03-AM1, Class A, 7 3/4s, 2033                       139,048
       113,040 SHARPS SP I, LLC Net Interest Margin
               Trust Ser. 03-NC1N, Class N, 7 1/4s,
               2033                                                     113,675
               SHARPS SP I, LLC Net Interest Margin
               Trust 144A
       123,238 Ser. 03-0P1N, Class NA, 4.45s, 2033                      123,226
        84,531 Ser. 03-HS1N, Class N, 7.48s, 2033                        84,742
               Structured Asset Investment Loan
               Trust
     3,183,097 Ser. 03-BC2, Class A, IO, 6s, 2005                       129,819
       700,001 Ser. 03-BC8, Class A, IO, 6s, 2005                        37,960
     3,136,000 Ser. 04-1, Class A, IO, 6s, 2005                         170,702
     1,183,636 Structured Asset Securities Corp.
               Ser. 02-HF1, Class A, IO, 6s, 2005                        31,137
       188,000 TIAA Commercial Real Estate
               Securitization FRN, Ser. 02-1A,
               Class III, 7.6s, 2037 (Cayman
               Islands)                                                 198,920
                                                                 --------------
               Total Asset-backed securities
               (cost $12,244,707)                                   $11,879,491

Collateralized mortgage obligations (6.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
      $340,000 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1, Class A3,  6.57s, 2007                     $366,563
        87,000 CS First Boston Mortgage Securities
               Corp. 144A FRB Ser. 03-TF2A, Class L,
               5.1s, 2014                                                86,316
       160,000 DLJ Mortgage Acceptance Corp. 144A
               Ser. 97-CF1, Class A3,  7.76s, 2030                      175,874
               Fannie Mae
       451,027 Ser. 04-4, Class QM, 12s, 2033                           444,738
       390,289 Ser. 01-T10, Class A2, 7 1/2s, 2041                      420,424
       372,319 Ser. 02-T4, Class A3, 7 1/2s, 2041                       401,067
       150,690 Ser. 02-T6, Class A2, 7 1/2s, 2041                       162,326
       276,928 Ser. 01-T12, Class A2, 7 1/2s, 2041                      298,310
       449,093 Ser. 01-T7, Class A1, 7 1/2s, 2041                       483,769
        49,259 Ser. 99-T2, Class A1, 7 1/2s, 2039                        53,062
       335,466 Ser. 00-T6, Class A1, 7 1/2s, 2030                       361,368
     1,353,831 Ser. 03-118, Class SF, IO, 7s, 2033                      200,113
     2,403,490 Ser. 03-22, IO, 6s, 2033                                 598,995
       476,946 Ser. 346, Class 2, IO, 5 1/2s, 2033                      129,670
     1,298,213 Ser. 339, Class 10, IO, 5 1/2s, 2033                     317,454
        39,776 Ser. 329, Class 2, IO, 5 1/2s, 2033                       10,416
     3,012,809 Ser. 343, Class 6, IO, 5s, 2033                          756,027
     2,974,550 Ser. 03-W10, Class 1, IO, 2.046s,
               2043                                                     169,642
     3,804,406 Ser. 03-W6, Class 11, IO, 2.02s,
               2042                                                      68,883
     6,633,548 Ser. 03-W8, Class 12, IO, 1.646s,
               2042                                                     326,994
     3,547,234 Ser. 03-W6, Class 21, IO, 1.63s,
               2042                                                      38,301
     2,892,524 Ser. 03-W17, Class 12, IO, 1.164s,
               2033                                                      97,068
    17,780,582 Ser. 02-T18, IO, 0.52s, 2042                             260,211
     1,095,153 Ser. 02-T4, IO, 0.449s, 2041                              12,232
    47,460,121 Ser. 02-26, IO, 0.237s, 2048                             289,210
       225,000 FFCA Secured Lending Corp. Ser.
               99-1A, Class C1, 7.59s, 2025                             164,250
       100,000 First Chicago Lennar Trust 144A Ser.
               97-CHL1, Class E, 7.929s, 2039                            91,750
               Freddie Mac
       472,402 Ser. 2763, Class SC, 24.2s, 2032                         577,566
     1,603,807 Ser. 2575, Class SG, IO, 6 1/2s,
               2032                                                     138,328
       749,871 Ser. 2702, Class DI, IO, 5 1/2s,
               2024                                                      87,463
       580,152 Ser. 2553, Class IJ, IO, 5 1/2s,
               2020                                                      36,169
       279,042 Ser. 2696, Principal Only (PO), zero%,
               2033                                                     170,689
       490,000 GMAC Commercial Mortgage Securities,
               Inc. Ser. 97-C2, Class A2,  6.55s,
               2029                                                     493,324
       471,313 Government National Mortgage
               Association Ser. 03-114, Class
               SP, 16.667s, 2027                                        521,390
        95,000 GS Mortgage Securities Corp. II 144A
               FRB Ser. 03-FL6A, Class L,  4.35s,
               2015                                                      95,119
GBP    423,085 Hermione (European Loan Conduit No.
               14) 144A FRB Class A,  4.489s, 2011
               (Ireland)                                                754,040
      $331,000 IStar Asset Receivables Trust Ser.
               02-1A, Class E, 2.335s, 2020                             331,530
       155,348 Lehman Brothers Floating Rate
               Commercial Mortgage Trust 144A
               FRB Ser. 03-C4, Class A, 1.7s, 2015                      155,542
       194,549 Merrill Lynch Mortgage Investors,
               Inc. Ser. 99-C1, Class A1, 7.37s,
               2031                                                     205,735
        78,000 Mortgage Capital Funding, Inc. FRB
               Ser. 98-MC2, Class E, 7.289s, 2030                        84,553
     1,000,000 Strategic Hotel Capital, Inc. 144A
               Ser. 03-1, Class H, 3.2s, 2013                         1,001,094
        56,000 Trizechahn Office Properties Trust
               144A Ser. 01-TZHA, Class D3, 6.943s,
               2013                                                      59,352
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $11,626,792)                       $11,496,927

Short-term investments (22.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $37,368,000 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 1.03% to 1.05%
               and due dates ranging from May 3,
               2004 to May 21, 2004 (d)                             $37,368,000
       775,000 U.S. Treasury Bills zero %, May 6,
               2004 (SEG)                                               774,902
                                                                 --------------
               Total Short-term investments
               (cost $38,142,902)                                   $38,142,902
-------------------------------------------------------------------------------
               Total Investments
               (cost $194,257,199)                                 $200,271,243
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $171,117,824.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2004.

  (d) See Note 1 to the financial statements.

  (e) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates shown at April 30, 2004.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at April 30, 2004: (as a percentage of Market Value)

        Australia                                       2.6%
        Austria                                         3.9
        Canada                                          5.4
        Denmark                                         0.9
        France                                          3.1
        Germany                                        11.0
        Ireland                                         5.9
        Italy                                           0.8
        Netherlands                                     2.9
        New Zealand                                     1.8
        Portugal                                        1.6
        Supra-Nation                                    1.2
        Sweden                                          0.9
        United Kingdom                                  6.4
        United States                                  32.6
        Other                                          19.0
                                                      ------
        Total                                         100.0%


Forward currency contracts to buy at April 30, 2004 (Unaudited)
(aggregate face value $55,094,834)

                                                                                        Unrealized
                                                        Aggregate       Delivery      appreciation/
                                        Value          face value           date     (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                    $2,635,212        $2,722,334        6/16/04         $(87,122)
British Pound                         5,989,027         6,201,505        6/16/04         (212,478)
Canadian Dollar                         117,377           123,064        6/16/04           (5,687)
Euro                                  5,676,915         5,849,026        6/16/04         (172,111)
Japanese Yen                         35,963,437        36,525,609        6/16/04         (562,172)
Korean Won                            1,620,081         1,600,135        6/16/04           19,946
Norwegian Krone                         571,048           562,990        6/16/04            8,058
Swedish Krona                           605,762           605,648        6/16/04              114
Taiwan Dollar                           903,841           904,523        6/16/04             (682)
------------------------------------------------------------------------------------------------------
                                                                                      $(1,012,134)
------------------------------------------------------------------------------------------------------



Forward currency contracts to sell at April 30, 2004 (Unaudited)
(aggregate face value $46,465,545)

                                                        Aggregate       Delivery       Unrealized
                                        Value          face value           date     appreciation
------------------------------------------------------------------------------------------------------
Australian Dollar                    $2,708,081        $2,846,532        6/16/04         $138,451
British Pound                         6,741,052         6,959,862        6/16/04          218,810
Canadian Dollar                       3,470,596         3,553,669        6/16/04           83,073
Danish Krone                            964,898           998,818        6/16/04           33,920
Euro                                 13,883,456        14,210,306        6/16/04          326,850
New Zealand Dollar                    9,274,276        10,104,139        6/16/04          829,863
Swedish Krona                         1,219,616         1,245,991        6/16/04           26,375
Swiss Franc                           6,456,284         6,546,228        6/16/04           89,944
------------------------------------------------------------------------------------------------------
                                                                                       $1,747,286
------------------------------------------------------------------------------------------------------



Futures contracts outstanding at April 30, 2004 (Unaudited)

                                                                                        Unrealized
                                                        Aggregate       Delivery      appreciation/
                                        Value          face value           date     (depreciation)
------------------------------------------------------------------------------------------------------
Euro 90 day (Long)                   $3,587,063        $3,593,690         Jun-06          $(6,627)
Euro 90 day (Long)                    3,579,188         3,584,502         Sep-06           (5,314)
Euro 90 day (Short)                   5,180,175         5,175,077         Jun-04           (5,098)
Euro 90 day (Short)                   4,421,925         4,418,861         Sep-04           (3,064)
Euro 90 day (Short)                     733,500           735,737         Dec-04            2,237
Euro 90 day (Short)                     729,938           732,801         Mar-05            2,863
Euro 90 day (Short)                     726,525           729,800         Jun-05            3,275
Euro 90 day (Short)                     723,638           727,138         Sep-05            3,500
Euro 90 day (Short)                     721,163           724,876         Dec-05            3,713
Euro Fund 10 yr (Short)               6,017,426         6,037,235         Jun-04           19,809
Euro-Bobl 5 yr (Long)                 6,146,479         6,138,974         Jun-04            7,505
Interest Rate Swap
10 yr (Short)                         3,329,594         3,541,618         Jun-04          212,024
Japanese Government Bond
10 yr-SIMEX (Long)                   12,691,074        12,768,771         Jun-04          (77,697)
Long Gilt 10 yr (Short)               4,171,383         4,224,930         Jun-04          (53,547)
U.S. Treasury Bond
20 yr (Short)                        11,459,031        12,002,466         Jun-04         (543,435)
U.S. Treasury Note
10 yr (Long)                          6,519,500         6,755,768         Jun-04         (236,268)
U.S. Treasury Note
5 yr (Short)                         20,778,188        21,159,768         Jun-04          381,580
------------------------------------------------------------------------------------------------------
                                                                                        $(294,544)
------------------------------------------------------------------------------------------------------


TBA sale commitments outstanding at April 30, 2004 (Unaudited)
(proceeds receivable $9,349,795)

                                                        Principal      Settlement
Agency                                                   amount           date           Value
------------------------------------------------------------------------------------------------------

FNMA 5s, May 1, 2034                                   $4,365,000        5/13/04       $4,228,593
FNMA 5s, May 1, 2019                                    1,000,000        5/18/04        1,005,625
FNMA 4 1/2s, June 1, 2034                               4,165,000        6/14/04        3,892,976
------------------------------------------------------------------------------------------------------
                                                                                       $9,127,194
------------------------------------------------------------------------------------------------------



Interest rate swap contracts outstanding at April 30, 2004 (Unaudited)
                                                                                        Unrealized
                                                         Notional      Termination     appreciation/
                                                          amount          date        (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semiannually the notional
amount multiplied by 3.075% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                 $4,100,000        3/30/09         $169,224

Agreement with Merrill Lynch Capital Services,
Inc. dated September 27, 2002 to receive
semi-annually the notional amount multiplied by
the six month JPY-LIBOR-BBA and pay
semiannually the notional amount multiplied
by 0.399%.                                      JPY 1,135,000,000        10/1/07            5,575

Agreement with UBS, AG dated April 23, 2004
to receive annually the notional amount
multiplied by 3.49% and pay quarterly the
notional amount multiplied by the three month
SEK-STIBOR-SIDE.                                   SEK 96,000,000        4/27/06           26,567

Agreement with UBS, AG dated February 12,
2004 to pay semiannually the notional amount
multiplied by 2.56% and receive quarterly the
notional amount multiplied by the three month
CAD-BA-CDOR.                                       CAD 11,900,000        2/16/06           50,021

Agreement with UBS, AG dated March 8, 2004
to pay semiannually the notional amount
multiplied by 2.47% and receive quarterly the
notional amount multiplied by the three month
CAD-BA-CDOR.                                        CAD 5,000,000         3/8/06          (38,599)
------------------------------------------------------------------------------------------------------
                                                                                         $212,788
------------------------------------------------------------------------------------------------------


Credit default contracts outstanding at April 30, 2004 (Unaudited)
(premiums received $543,117)

                                                                        Notional
                                                                         amount               Value
------------------------------------------------------------------------------------------------------
Agreements with JPMorgan Chase Bank with effective dates
ranging from July 3, 2002 to September 27, 2002, maturing on
March 28, 2007, to receive premiums ranging from 4.004% to
5.350% times the notional amount. For each credit default event related to one of the 100 issues within the JECI 100 Float, 3/28/07
Bond Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the defaulted issue.                             EUR 8,900,000          $237,906

Agreement with JPMorgan Chase Bank effective October 8, 2002, maturing on October 2, 2007, to receive a premium equal to
4.795% times the notional amount. For each credit default event related to one of the 100 issues within the JECI 100 Float, 10/02/07
Bond Index, the fund makes a payment of the proportional
notional amount times the difference between the par value and
the then-market value of the defaulted issue.                         EUR 2,850,000            38,604
------------------------------------------------------------------------------------------------------
                                                                                             $276,510
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$194,257,199) (Note 1)                                           $200,271,243
-------------------------------------------------------------------------------
Cash                                                                  156,443
-------------------------------------------------------------------------------
Foreign currency (cost $137,850) (Note 1)                             138,527
-------------------------------------------------------------------------------
Interest and other receivables                                      2,294,550
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                 78,547
-------------------------------------------------------------------------------
Receivable for securities sold                                     12,460,537
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             1,794,336
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             421,168
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           251,387
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               29,866
-------------------------------------------------------------------------------
Total assets                                                      217,896,604

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   35,005,237
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            550,985
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          244,741
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             56,219
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 60,548
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              822
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                 62,725
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                1,059,184
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                238,964
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                               38,599
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$9,349,795) (Note 1)                                                9,127,194
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $543,117) (Note 1)                                           276,510
-------------------------------------------------------------------------------
Other accrued expenses                                                 57,052
-------------------------------------------------------------------------------
Total liabilities                                                  46,778,780
-------------------------------------------------------------------------------
Net assets                                                       $171,117,824

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $217,942,478
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (905,124)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (52,939,158)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                   7,019,628
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $171,117,824

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($106,369,241 divided by 8,741,835 shares)                             $12.17
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $12.17)*                $12.74
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($31,946,838 divided by 2,633,736 shares)**                            $12.13
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($1,715,248 divided by 141,274 shares)**                               $12.14
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($31,085,476 divided by 2,569,510 shares)                              $12.10
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.10)*                $12.51
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,021 divided by 84 shares)                            $12.16
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended April 30, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Interest (net of foreign tax of $230)                              $3,589,764
-------------------------------------------------------------------------------
Securities lending                                                      3,211
-------------------------------------------------------------------------------
Total investment income                                             3,592,975

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      633,166
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        271,016
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              7,165
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        4,462
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 137,852
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 177,412
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  10,358
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  83,350
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       2
-------------------------------------------------------------------------------
Other                                                                 108,519
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                            5,122
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                      (5,122)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                        (57,838)
-------------------------------------------------------------------------------
Total expenses                                                      1,375,464
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (1,057)
-------------------------------------------------------------------------------
Net expenses                                                        1,374,407
-------------------------------------------------------------------------------
Net investment income                                               2,218,568
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    5,167,046
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          163,429
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       681,773
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)           (24,414)
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                 (391,497)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts, swap contracts, credit default contracts and TBA
sale commitments during the period                                   (604,325)
-------------------------------------------------------------------------------
Net gain on investments                                             4,992,012
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $7,210,580
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets
                                            Six months ended       Year ended
                                                    April 30       October 31
Increase (decrease) in net assets                       2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $2,218,568       $6,068,910
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                              5,987,834       14,100,898
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                  (995,822)       6,393,465
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         7,210,580       26,563,273
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
 From net investment income
  Class A                                         (8,432,962)      (4,340,584)
-------------------------------------------------------------------------------
  Class B                                         (2,728,974)      (1,135,513)
-------------------------------------------------------------------------------
  Class C                                           (142,334)         (54,946)
-------------------------------------------------------------------------------
  Class M                                         (2,559,086)      (1,367,110)
-------------------------------------------------------------------------------
  Class R                                                (73)              --
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                            (24,579,487)       9,312,547
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (31,232,336)      28,977,667

Net assets
-------------------------------------------------------------------------------
Beginning of period                              202,350,160      173,372,493
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of $905,124
and undistributed net investment income of
$10,739,737, respectively)                      $171,117,824     $202,350,160
-------------------------------------------------------------------------------
* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                         April 30
Per-share                               (Unaudited)                                   Year ended October 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.65          $11.39          $10.97          $10.77          $11.91          $12.82
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .16 (d)         .40             .46             .58             .63             .62
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .33            1.31             .43             .23           (1.12)           (.72)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .49            1.71             .89             .81            (.49)           (.10)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.97)           (.45)           (.47)           (.16)             --            (.72)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --            (.45)           (.65)           (.09)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.97)           (.45)           (.47)           (.61)           (.65)           (.81)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $12.17          $12.65          $11.39          $10.97          $10.77          $11.91
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      3.81*          15.18            8.35            7.63           (4.24)           (.85)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $106,369        $120,099         $99,140         $82,093         $91,173        $132,600
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .66 (d)*       1.31            1.29            1.24            1.19            1.21
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.31 (d)*       3.23            4.21            5.32            5.57            5.02
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     71.80*         197.79          331.06 (e)      292.73 (e)      301.44          290.27
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ending April 30, 2004 reflect a reduction of 0.03% based on the average net assets for class A shares (Note 2).

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                          ended
                                         April 30
Per-share                               (Unaudited)                                Year ended October 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.61          $11.36          $10.94          $10.74          $11.88          $12.79
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .12 (d)         .30             .38             .50             .54             .55
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .32            1.30             .43             .22           (1.12)           (.74)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .44            1.60             .81             .72            (.58)           (.19)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.92)           (.35)           (.39)           (.13)             --            (.64)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --            (.39)           (.56)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.92)           (.35)           (.39)           (.52)           (.56)           (.72)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $12.13          $12.61          $11.36          $10.94          $10.74          $11.88
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      3.42*          14.27            7.60            6.85           (4.98)          (1.58)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $31,947         $41,469         $29,498         $18,123         $21,293         $30,310
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.03 (d)*       2.06            2.04            1.99            1.94            1.96
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .96 (d)*       2.44            3.33            4.58            4.83            4.26
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     71.80*         197.79          331.06 (e)      292.73 (e)      301.44          290.27
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ending April 30, 2004 reflect a reduction of 0.03% based on the average net assets for class B shares (Note 2).

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      For the
                                      Six months                                                                       period
                                         ended                                                                        July 26,
                                        April 30                                                                      1999+ to
Per-share                             (Unaudited)                                 Year ended October 31              October 31
operating performance                     2004            2003            2002            2001            2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $12.62          $11.37          $10.96          $10.75          $11.91        $12.05
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .12 (d)         .29             .37             .49             .55           .14
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .32            1.32             .43             .24           (1.14)         (.10)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .44            1.61             .80             .73            (.59)          .04
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                         (.92)           (.36)           (.39)           (.13)             --          (.16)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                      --              --              --            (.39)           (.57)         (.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                       (.92)           (.36)           (.39)           (.52)           (.57)         (.18)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                           $12.14          $12.62          $11.37          $10.96          $10.75        $11.91
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    3.40*          14.30            7.48            6.94           (5.07)          .37*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $1,715          $2,337          $1,048            $415            $298           $50
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.03 (d)*       2.06            2.04            1.99            1.94           .53*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  .94 (d)*       2.35            3.22            4.52            4.93          1.29*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                   71.80*         197.79          331.06 (e)      292.73 (e)      301.44        290.27
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

  + Commencement of operations.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ending April 30, 2004 reflect a reduction of 0.03% based on the average net assets for class C shares (Note 2).

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                          April 30
Per-share                               (Unaudited)                                 Year ended October 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $12.58          $11.33          $10.91          $10.72          $11.86          $12.77
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .15 (d)         .37             .44             .57             .60             .59
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .32            1.29             .42             .20           (1.12)           (.72)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .47            1.66             .86             .77            (.52)           (.13)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.95)           (.41)           (.44)           (.15)             --            (.69)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --            (.43)           (.62)           (.09)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.95)           (.41)           (.44)           (.58)           (.62)           (.78)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $12.10          $12.58          $11.33          $10.91          $10.72          $11.86
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      3.69*          14.86            8.16            7.31           (4.49)          (1.10)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $31,085         $38,446         $43,686         $52,481        $107,329        $201,429
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .78 (d)*       1.56            1.54            1.49            1.44            1.46
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.20 (d)*       3.02            4.02            5.18            5.31            4.76
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     71.80*         197.79          331.06 (e)      292.73 (e)      301.44          290.27
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ending April 30, 2004 reflect a reduction of 0.03% based on the average net assets for class M shares (Note 2).

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------
                                                              For the
                                                              period
                                                              Dec. 1,
                                                             2003+ to
                                                             April 30,
Per-share                                                      2004
operating performance                                       (Unaudited)
------------------------------------------------------------------------
Net asset value,
beginning of period                                           $12.81
------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------
Net investment income (a) (b)                                    .13
------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                              .15
------------------------------------------------------------------------
Total from
investment operations                                            .28
------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------
From net
investment income                                               (.93)
------------------------------------------------------------------------
Total distributions                                             (.93)
------------------------------------------------------------------------
Net asset value,
end of period                                                 $12.16
------------------------------------------------------------------------
Total return at
net asset value (%)(c)                                          2.09*
------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                    $1
------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b) (d)                                    .65*
------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                                    1.00*
------------------------------------------------------------------------
Portfolio turnover (%)                                         71.80*
------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ending April 30, 2004 reflect a reduction of less than 0.01% based on the average net assets for class R shares (Note 2).

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Income Trust (the "fund"), is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing primarily in debt securities of sovereign and private issuers worldwide, including supranational issuers. The fund's secondary objectives are preservation of capital and long-term total return but only to the extent that these are consistent with high current income. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C, class M and class R shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 4.50%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class R shares are offered to qualified employee-benefit plans.

A redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

H) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. The risk of loss may exceed the fair value of these contracts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio.

I) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

J) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio.

K) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations.

At April 30, 2004, the fund had no securities out on loan.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2003, the fund had a capital loss carryover of $58,694,811 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover     Expiration
------------------------------------
   $24,812,950     October 31, 2006
    21,627,332     October 31, 2007
     7,903,488     October 31, 2008
     1,114,179     October 31, 2009
     3,236,862     October 31, 2010

The aggregate identified cost on a tax basis is $194,272,381, resulting in gross unrealized appreciation and depreciation of $8,274,389 and $2,275,527, respectively, or net unrealized appreciation of $5,998,862.

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months April 30, 2004, the fund paid PFTC $222,731 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended April 30, 2004, the fund's expenses were reduced by $1,057 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $847, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $3,184 and $1,110 from the sale of class A and class M shares, respectively, and received $230,728 and $1,882 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2004, Putnam Retail Management, acting as underwriter, received $88 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2004, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $104,988,035 and $143,120,582 respectively. Purchases and sales of U.S. government securities aggregated $3,518,609 and no monies, respectively.

Note 4
Capital shares

At April 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,487,293       $18,745,596
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       576,965         7,142,836
----------------------------------------------------------------
                                     2,064,258        25,888,432

Shares repurchased                  (2,817,634)      (35,474,397)
----------------------------------------------------------------
Net decrease                          (753,376)      $(9,585,965)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,460,793       $66,608,645
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       303,244         3,704,503
----------------------------------------------------------------
                                     5,764,037        70,313,148

Shares repurchased                  (4,971,807)      (61,209,294)
----------------------------------------------------------------
Net increase                           792,230        $9,103,854
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            654,771        $8,181,063
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       197,140         2,430,823
----------------------------------------------------------------
                                       851,911        10,611,886

Shares repurchased                  (1,506,819)      (18,920,250)
----------------------------------------------------------------
Net decrease                          (654,908)      $(8,308,364)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,532,645       $31,114,144
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        76,814           933,882
----------------------------------------------------------------
                                     2,609,459        32,048,026

Shares repurchased                  (1,918,450)      (23,471,446)
----------------------------------------------------------------
Net increase                           691,009        $8,576,580
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             40,740          $511,805
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        10,478           129,356
----------------------------------------------------------------
                                        51,218           641,161

Shares repurchased                     (95,106)       (1,186,285)
----------------------------------------------------------------
Net decrease                           (43,888)        $(545,124)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            244,637        $3,009,300
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,002            48,976
----------------------------------------------------------------
                                       248,639         3,058,276

Shares repurchased                    (155,598)       (1,877,649)
----------------------------------------------------------------
Net increase                            93,041        $1,180,627
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             57,748          $731,531
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         9,552           117,545
----------------------------------------------------------------
                                        67,300           849,076

Shares repurchased                    (554,329)       (6,990,183)
----------------------------------------------------------------
Net decrease                          (487,029)      $(6,141,107)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            447,914        $5,472,524
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,404            53,497
----------------------------------------------------------------
                                       452,318         5,526,021

Shares repurchased                  (1,252,242)      (15,074,535)
----------------------------------------------------------------
Net decrease                          (799,924)      $(9,548,514)
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                               to April 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 78            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             6                73
----------------------------------------------------------------
                                            84             1,073

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                84            $1,073
----------------------------------------------------------------

At April 30, 2004, Putnam, LLC owned 84 class R shares of the fund (100% of class R shares outstanding), valued at $1,021.

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended April 30, 2004, Putnam Management has assumed $5,122 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S.
  Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate
Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA031-214202  041/220/2MW/906  6/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 28, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 28, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 28, 2004